SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 1996


                      HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                 North Carolina
                             (State of Organization)



                 333-3890-01                           56-1869557
         (COMMISSION FILE NUMBER)           (IRS Employer Identification No.)


   3100 Smoketree Court, Suite 600                         27604
       Raleigh, North Carolina                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (919) 872-4924
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.


         The  Operating   Partnership  intends  to  commence  the  offering  of
$100,000,000     % Notes due December 1, 2003 and  $100,000,000       % Notes
due December 1, 2006 (collectively, the "Notes") on or about November 15, 1996.

          The Notes will be issued under an indenture between the Registrant and the trustee, First Union National Bank of North Carolina (the "Indenture"). A statement of eligibility of trustee on Form T-1 is filed as an exhibit hereto.

          The prospectus relating to the sale of the Notes incorporates by reference certain audited financial statements. The consents from the independent auditors to such incorporation by reference are filed as exhibits hereto.


ITEM 7(C).  EXHIBITS

Item  Description

12   Statement re computation of ratios

23.1 Consent of Ernst & Young LLP

23.2 Consent of Price Waterhouse LLP

23.3 Consent of KPMG Peat Marwick LLP

23.4 Consent of Deloitte & Touche, LLP

25   Statement of eligibility of trustee on Form T-1


                                        4

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                       By: Highwoods Properties, Inc., its general partner

                           By:      /s/ Carman J. Liuzzo
                                    Carman J. Liuzzo
                                    Vice President and Chief Financial Officer


Date:    November  15, 1996

                                    EXHIBITS


Item  Description

12   Statement re computation of ratios

23.1 Consent of Ernst & Young LLP

23.2 Consent of Price Waterhouse LLP

23.3 Consent of KPMG Peat Marwick LLP

23.4 Consent of Deloitte & Touche, LLP

25   Statement of eligibility of trustee

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